PRESS RELEASE

OM GROUP ANNOUNCES THIRD QUARTER 2012 FINANCIAL RESULTS

Exceptionally strong operating cash flow; debt levels reduced

CLEVELAND - November 9, 2012 - OM Group, Inc. (NYSE: OMG) today announced financial results for the third quarter ended September 30, 2012. Diluted earnings per share from continuing operations were $0.18, or $0.25 as adjusted for special items. Prior year third quarter diluted earnings per share from continuing operations were $(2.18), or $1.27 as adjusted for special items. The Company generated $96 million of cash flow from operations in the third quarter of 2012 versus $22 million in the comparable prior year quarter. As of September 30, 2012, OM Group had $325 million of cash and $594 million of debt.

“Our working capital performance and operating and financial discipline enabled us to achieve the highest quarterly cash flow from operations in nearly four years and the second-highest in the past decade,” said Joe Scaminace, Chairman and Chief Executive Officer of OM Group, Inc. “We took advantage of our strong liquidity position by electing to make accelerated debt repayments of $72 million in the third quarter and another $100 million in October, effectively deploying our cash to reduce future interest costs.”

Third quarter consolidated net sales of $395 million decreased five percent compared with last year's comparable quarter, due principally to current conditions in many of our markets. Lower cobalt prices in Advanced Materials and lower sales volumes in Specialty Chemicals were the main drivers of the decline in sales, partially offset by a full quarter of results from Magnetic Technologies and higher Battery Technologies volumes. Lower sales levels led to lower adjusted EBITDA of $46 million in the 2012 period compared to $70 million in the 2011 period. Third quarter 2011 results included only two months of VAC results, as the acquisition closed on August 2, 2011.

“Our newer business platforms posted another quarter of impressive results, demonstrating again the value of our growth strategy and reduced reliance on our commodity cobalt business,” said Mr. Scaminace. “But we also recognize the economic environment is becoming more challenging. We are responding to changing business conditions by reducing discretionary spending, rationalizing capital expenditures and developing plans to further adjust our cost structure. At the same time, we continue to pursue our organic and strategic growth objectives while reinforcing our focus on working capital efficiency improvements.”

The Company commented that current quarter adjusted results included a foreign exchange loss of $2.7 million and dividend income of $1.8 million from a Magnetic Technologies joint venture. Adjusted results exclude $2.5 million of pension settlement expenses and $1.2 million of accelerated amortization of deferred financing costs in connection with the third quarter debt repayment.

Adjusted results in the prior year quarter exclude special items related to the VAC acquisition, a gain on sale of property and certain special tax items.

Looking ahead to the fourth quarter of 2012, the Company expects positive operating cash flow as net working capital levels continue to be optimized. The Company also expects lower adjusted EBITDA due principally to European and certain end market weakness resulting in lower demand across several of its businesses, minimal if any rare-earth pricing benefits and seasonally lower sales in its Battery Technologies business.

Mr. Scaminace concluded, “We are committed to our long-term strategy and are well-positioned to navigate the challenging macroeconomic conditions that exist today. Our strong balance sheet and significant positive cash flow, including receipt of a $37.5 million tax refund in October, provide us with the resources to execute our operating and strategic plans. And we are taking action with respect to current market conditions to further position us to create long-term shareholder value.”

WEBCAST INFORMATION

OM Group has scheduled a conference call and live audio broadcast on the Web for 10 AM EST today. Investors may access the live audio broadcast by logging on to http://investor.omgi.com. A copy of management's presentation materials will be available on OMG's website before the call. The company recommends visiting the website at least 15 minutes prior to the webcast to download and install any necessary software. A webcast audio replay will be available on the “Investor Relations - Presentations” page of the company's website three hours after the call.

ABOUT OM GROUP, INC.

OM Group, Inc. is a diversified specialty chemicals and engineered materials company serving attractive global markets. The Company develops, produces and distributes innovative, high-quality chemicals, materials, products and technologies that contribute to customer success by addressing complex applications and demanding requirements. For more information, visit the company's website at www.omgi.com.

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For more information, contact: Rob Pierce, Vice President, Finance, at +1-216-263-7489.

Presentation of Non-GAAP Financial Information

The Company is including certain non-GAAP financial measures, including adjusted operating profit, adjusted earnings per diluted share and adjusted EBITDA, in this press release and the corresponding presentation materials. The Company's management believes that these non-GAAP financial measures are important metrics in evaluating the performance of the Company's business, providing a baseline for evaluating and comparing our operating results and isolating the impact of certain items on our results. The non-GAAP financial measures are defined and reconciled to applicable U.S. GAAP measures in this release. The non-GAAP financial information should not be construed as an alternative to reported results determined in accordance with U.S. GAAP.

FORWARD-LOOKING STATEMENTS

The foregoing discussion may include forward-looking statements for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon specific assumptions and are subject to uncertainties and factors relating to the company's operations and business environment, all of which are difficult to predict and many of which are beyond the control of the company. These uncertainties and factors could cause actual results of the company to differ materially from those expressed or implied in the forward-looking statements contained in the foregoing discussion. Such uncertainties and factors include: risks arising from uncertainty in worldwide economic conditions; extended business interruption at our facilities; fluctuations in the price and uncertainties in the supply of cobalt, rare earth materials and other raw materials; our ability to identify, complete and integrate acquisitions aligned with our strategy; current circumstances and developments regarding the Democratic Republic of Congo; restrictive covenants in our Senior Secured Credit Facility which may affect our ability to operate our business successfully; indebtedness may impair our ability to operate our business successfully; changes in effective tax rates or adverse outcomes resulting from examination of our income tax returns; the majority of our operations are outside the United States, which subjects us to risks that may adversely affect our operating results; level of returns on pension plan assets and changes in the actuarial assumptions; the majority of our cash is generated and held outside the United States; fluctuations in foreign exchange rates; unanticipated costs or liabilities for compliance with environmental regulation; changes in environmental, health and safety regulatory requirements; technological changes in our industry or in our customers' products; our ability to adequately protect or enforce our intellectual property rights; disruption of our relationship with key customers or any material adverse change in their businesses; and the risk factors set forth in Part 1, Item 1a of our Annual Report on Form 10-K for the year ended December 31, 2011.

OM Group, Inc. and Subsidiaries
Unaudited Condensed Consolidated Balance Sheets

	September 30, 2012	December 31, 2011
(In thousands)
ASSETS
Current assets
Cash and cash equivalents	$325,353	$292,146
Restricted cash on deposit	22,791	92,813
Accounts receivable, net	204,253	212,152
Inventories	471,096	615,018
Refundable and prepaid income taxes	39,672	42,480
Other current assets	42,007	54,833
Total current assets	1,105,172	1,309,442
Property, plant and equipment, net	483,277	482,313
Goodwill	538,922	544,471
Intangible assets, net	430,122	433,275
Notes receivable from joint venture partner	16,015	16,015
Other non-current assets	88,635	84,207
Total assets	$2,662,143	$2,869,723

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Current portion of long-term debt	$10,763	$13,265
Accounts payable	120,736	170,466
Liability related to joint venture partner injunction	22,791	92,813
Accrued income taxes	22,311	19,806
Accrued employee costs	40,593	49,699
Deferred income taxes	8,122	23,449
Purchase price of VAC payable to seller	75,307	—
Other current liabilities	84,439	79,026
Total current liabilities	396,314	448,524
Long-term debt	582,859	663,167
Deferred income taxes	140,193	129,945
Pension liabilities	198,493	204,248
Purchase price of VAC payable to seller	11,252	86,513
Other non-current liabilities	55,742	62,032
Stockholders’ equity:
Total OM Group, Inc. stockholders’ equity	1,244,802	1,230,793
Noncontrolling interests	43,740	44,501
Total equity	1,288,542	1,275,294
Total liabilities and equity	$2,662,143	$2,869,723

OM Group, Inc. and Subsidiaries
Unaudited Condensed Statements of Consolidated Operations
	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2012	2011	2012	2011
Net sales	$394,732	$415,057	$1,297,378	$1,075,924
Cost of goods sold	297,353	398,315	1,031,008	903,638
Gross profit	97,379	16,742	266,370	172,286
Selling, general and administrative expenses	75,901	71,828	235,476	161,595
Gain on sale of property	—	(9,693)	(2,857)	(9,693)
Operating profit (loss)	21,478	(45,393)	33,751	20,384
Other income (expense):
Interest expense	(11,977)	(8,512)	(36,017)	(11,327)
Accelerated amortization of deferred financing fees	(1,249)	—	(1,249)	—
Interest income	192	294	530	981
Foreign exchange gain (loss)	(2,724)	7,425	(1,884)	7,264
Other, net	1,277	(547)	629	(876)
	(14,481)	(1,340)	(37,991)	(3,958)
Income (loss) from continuing operations before income tax expense	6,997	(46,733)	(4,240)	16,426
Income tax expense	(1,756)	(18,421)	(1,292)	(24,497)
Income (loss) from continuing operations, net of tax	5,241	(65,154)	(5,532)	(8,071)
Income (loss) from discontinued operations, net of tax	(148)	234	(110)	(95)
Consolidated net income (loss)	5,093	(64,920)	(5,642)	(8,166)
Net (income) loss attributable to noncontrolling interests	415	(3,334)	760	(4,816)
Net income (loss) attributable to OM Group, Inc. common stockholders	$5,508	$(68,254)	$(4,882)	$(12,982)
Earnings per common share — basic:
Income (loss) from continuing operations attributable to OM Group, Inc. common stockholders	$0.18	$(2.18)	$(0.15)	$(0.42)
Income (loss) from discontinued operations attributable to OM Group, Inc. common stockholders	(0.01)	0.01	—	—
Net income (loss) attributable to OM Group, Inc. common stockholders	$0.17	$(2.17)	$(0.15)	$(0.42)
Earnings per common share — assuming dilution:
Income (loss) from continuing operations attributable to OM Group, Inc. common stockholders	$0.18	$(2.18)	$(0.15)	$(0.42)
Income (loss) from discontinued operations attributable to OM Group, Inc. common stockholders	(0.01)	0.01	—	—
Net income (loss) attributable to OM Group, Inc. common stockholders	$0.17	$(2.17)	$(0.15)	$(0.42)
Weighted average shares outstanding
Basic	31,889	31,382	31,882	30,817
Assuming dilution	32,004	31,382	31,882	30,817
Amounts attributable to OM Group, Inc. common stockholders:
Income (loss) from continuing operations, net of tax	$5,656	$(68,488)	$(4,772)	$(12,887)
Income (loss) from discontinued operations, net of tax	(148)	234	(110)	(95)
Net income (loss)	$5,508	$(68,254)	$(4,882)	$(12,982)

OM Group, Inc. and Subsidiaries
Unaudited Condensed Statements of Consolidated Cash Flows
	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2012	2011	2012	2011
Operating activities
Consolidated net income (loss)	$5,093	$(64,920)	$(5,642)	$(8,166)
Adjustments to reconcile consolidated net income (loss) to net cash provided by operating activities:
(Income) loss from discontinued operations	148	(234)	110	95
Depreciation and amortization	22,110	20,363	66,362	47,264
Amortization of deferred financing fees	1,390	1,098	4,138	1,531
Accelerated amortization of deferred financing fees	1,249	—	1,249	—
Share-based compensation expense	1,329	1,595	5,150	5,118
Foreign exchange (gain) loss	2,724	(7,425)	1,884	(7,264)
VAC lower of cost or market ("LCM") charges (a)	—	62,444	53,751	62,444
Allowance on GTL prepaid tax asset	—	(6,225)	—	(6,225)
Gain on sale of property	—	(9,693)	(2,857)	(9,693)
Other non-cash items (primarily deferred income taxes)	(7,174)	(28,511)	(23,092)	(29,194)
Changes in operating assets and liabilities, excluding the effect of business acquisitions
Accounts receivable	23,169	11,946	6,864	(12,178)
Inventories (b)	12,468	625	88,502	(1,573)
Accounts payable	12,335	(27,232)	(49,475)	(13,485)
Refundable, prepaid and accrued income taxes	5,090	48,008	5,693	44,569
Other, net	16,132	20,042	4,918	13,260
Net cash provided by operating activities	96,063	21,881	157,555	86,503
Investing activities
Expenditures for property, plant and equipment	(17,890)	(13,960)	(47,017)	(26,405)
Proceeds from sale of property	—	9,693	5,138	9,693
Cash paid for acquisitions	—	(669,818)	—	(669,818)
Other, net	—	17	—	(4,090)
Net cash used for investing activities	(17,890)	(674,068)	(41,879)	(690,620)
Financing activities
Payments on revolving line of credit	—	(120,000)	—	(120,000)
Payments of long-term debt	(74,627)	—	(82,654)	—
Proceeds from long-term debt	—	697,975	—	697,975
Debt issuance costs	—	(29,283)	—	(29,283)
Payment related to surrendered shares	—	—	(254)	(193)
Proceeds from exercise of stock options	—	204	—	361
Net cash provided by (used for) financing activities	(74,627)	548,896	(82,908)	548,860
Effect of exchange rate changes on cash	4,247	(2,052)	439	1,029
Cash and cash equivalents
Increase (decrease) in cash and cash equivalents	7,793	(105,343)	33,207	(54,228)
Balance at the beginning of the period	317,560	451,712	292,146	400,597
Balance at the end of the period	$325,353	$346,369	$325,353	$346,369

(a) VAC lower of cost or market ("LCM") charges include $31.4 Million and $62.4 million related to the step-up of inventory recorded as of the acquisition date in 2012 and 2011, respectively, and an additional LCM charge of $22.3 million in the nine months ended September 30, 2012.
(b) Includes step-up amortization of $0.2 million and $31.1 million in the three months ending September 30, 2012 and 2011, respectively, and $16.1 million and $31.1 million in the nine months ended September 30, 2012 and 2011, respectively.

OM Group, Inc. and Subsidiaries
Unaudited Segment Information

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2012	2011	2012	2011
Net Sales
Magnetic Technologies(a)	$144,410	$106,572	$502,925	$106,572
Advanced Materials	107,657	153,592	364,891	498,878
Specialty Chemicals	103,636	120,622	318,763	369,954
Battery Technologies	39,157	34,678	111,394	101,497
Intersegment items	(128)	(407)	(595)	(977)
	$394,732	$415,057	$1,297,378	$1,075,924

Operating profit (loss)
Magnetic Technologies(a)(b)	$15,969	$(77,901)	$(274)	$(77,901)
Advanced Materials	3,659	20,767	15,693	69,748
Specialty Chemicals(c)(d)	9,077	24,719	33,294	56,311
Battery Technologies	5,926	3,742	17,644	12,567
Corporate(e)	(13,153)	(16,720)	(32,606)	(40,341)
	$21,478	$(45,393)	$33,751	$20,384

(a) Includes the activity of VAC since the acquisition on August 2, 2011.
(b) Includes $0.2 million and $69.8 million in the three and nine months ended September 30, 2012, respectively, and $93.5 million in the three and nine months ended September 30, 2011 of charges related to the VAC inventory purchase accounting step-up and LCM charges.
(c) The nine months ended September 30, 2012 includes a $2.9 million property sale gain.
(d) The three and nine months ended September 30, 2011 includes a $9.7 million property sale gain. (e) Includes a $2.5 million settlement charge associated with the lump-sum cash settlement to certain participants in one of our U.S. defined benefit pension plans in the three and nine months ended September 30, 2012 and $8.8 and $12.8 million of acquisition-related fees related to VAC in the three and nine months ended September 30, 2011, respectively.

OM Group, Inc. and Subsidiaries
Unaudited Non-U.S. GAAP Financial Measures, Adjusted Operating Profit and Adjusted EBITDA

Three Months Ended September 30, 2012
(in thousands)	Magnetic Technologies	Advanced Materials	Specialty Chemicals	Battery Technologies	Corporate	Consolidated
Operating profit (loss) - as reported	$15,969	$3,659	$9,077	$5,926	$(13,153)	$21,478
VAC inventory purchase accounting step-up and LCM charges	224	—	—	—	—	224
Pension settlement expense	—	—	—	—	2,469	2,469
Gain on sale of property	—	—	—	—	—	—
Adjusted operating profit	16,193	3,659	9,077	5,926	(10,684)	24,171
Depreciation and amortization	9,833	4,228	5,296	2,526	227	22,110
Adjusted EBITDA	$26,026	$7,887	$14,373	$8,452	$(10,457)	$46,281

Three Months Ended September 30, 2011
(in thousands)	Magnetic Technologies(a)	Advanced Materials	Specialty Chemicals	Battery Technologies	Corporate	Consolidated
Operating profit (loss) - as reported	$(77,901)	$20,767	$24,719	$3,742	$(16,720)	$(45,393)
VAC inventory purchase accounting step-up and LCM charges	93,517	—	—	—	—	93,517
Acquisition-related fees	2,355	—	—	—	8,800	11,155
Gain on sale of property	—	—	(9,693)	—	—	(9,693)
Adjusted operating profit	17,971	20,767	15,026	3,742	(7,920)	49,586
Depreciation and amortization	7,338	5,225	5,624	2,071	105	20,363
Adjusted EBITDA	$25,309	$25,992	$20,650	$5,813	$(7,815)	$69,949

Nine Months Ended September 30, 2012
(in thousands)	Magnetic Technologies	Advanced Materials	Specialty Chemicals	Battery Technologies	Corporate	Consolidated
Operating profit (loss) - as reported	$(274)	$15,693	$33,294	$17,644	$(32,606)	$33,751
VAC inventory purchase accounting step-up and LCM charges	69,844	—	—	—	—	69,844
Pension settlement expense	—	—	—	—	2,469	2,469
Gain on sale of property	—	—	(2,857)	—		(2,857)
Adjusted operating profit	69,570	15,693	30,437	17,644	(30,137)	103,207
Depreciation and amortization	30,055	12,723	15,558	7,537	489	66,362
Adjusted EBITDA	$99,625	$28,416	$45,995	$25,181	$(29,648)	$169,569

Nine Months Ended September 30, 2011
(in thousands)	Magnetic Technologies(a)	Advanced Materials	Specialty Chemicals	Battery Technologies	Corporate	Consolidated
Operating profit (loss) - as reported	$(77,901)	$69,748	$56,311	$12,567	$(40,341)	$20,384
VAC inventory purchase accounting step-up and LCM charges	93,517					93,517
Acquisition-related fees	2,355	—	—	—	12,800	15,155
Gain on sale of property	—	—	(9,693)	—	—	(9,693)
Adjusted operating profit	17,971	69,748	46,618	12,567	(27,541)	119,363
Depreciation and amortization	7,338	15,448	17,044	7,059	375	47,264
Adjusted EBITDA	$25,309	$85,196	$63,662	$19,626	$(27,166)	$166,627

(a) Includes activity of VAC since the acquisition on August 2, 2011.

In order to assist readers of our financial statements in understanding the operating results that the Company's management uses to evaluate the business, we are providing adjusted operating profit and adjusted EBITDA, both of which are non-U.S. GAAP financial measures. The Company's management believes that these are important metrics in evaluating the performance of the Company's business, providing a baseline for evaluating and comparing our operating results and isolating the impact of certain items on our results. The table above presents a reconciliation of the Company's U.S. GAAP operating profit - as reported to adjusted operating profit and adjusted EBITDA. The non-U.S. GAAP financial information set forth in the table above should not be construed as an alternative to reported results determined in accordance with U.S. GAAP.

OM Group, Inc. and Subsidiaries
Unaudited Non-U.S. GAAP Financial Measures
	Three Months Ended		Three Months Ended
	September 30, 2012		September 30, 2011
(in thousands, except per share data)	$	Diluted EPS	$	Diluted EPS
Income (loss) from continuing operations attributable to OM Group, Inc. common stockholders - as reported	$5,656	$0.18	$(68,488)	$(2.18)

VAC inventory purchase accounting step-up and lower of cost or market charges, net of tax	155	—	66,181	2.10

Acquisition-related fees, net of tax	—	—	10,045	0.32

Pension settlement expense, net of tax	2,469	0.08	—	—

Gain on sale of property, net of tax	—	—	(8,568)	(0.27)

Accelerated amortization of deferred financing fees, net of tax	1,249	0.04	—	—

Effect of applying annual effective income tax rate to actual year-to-date pre-tax income	(1,637)	(0.05)	45,304	1.44

Other discrete tax items, net	—	—	(4,455)	(0.14)
Adjusted income from continuing operations attributable to OM Group, Inc. common stockholders	$7,892	$0.25	$40,019	$1.27

Weighted average shares outstanding - diluted		32,004		31,552

	Nine Months Ended		Nine Months Ended
	September 30, 2012		September 30, 2011
(in thousands, except per share data)	$	Diluted EPS	$	Diluted EPS
Income (loss) from continuing operations attributable to OM Group, Inc. common stockholders - as reported	$(4,772)	$(0.15)	$(12,887)	$(0.42)

VAC inventory purchase accounting step-up and lower of cost or market charges, net of tax	48,280	1.51	66,181	2.14

Acquisition-related fees, net of tax	—	—	14,045	0.45

Pension settlement expense, net of tax	2,469	0.08	—	—

Gain on sale of property, net of tax	(2,857)	(0.09)	(8,568)	(0.27)

Acceleration of deferred financing fees, net of tax	1,249	0.04	—	—

Effect of applying annual effective income tax rate to actual year-to-date pre-tax income	3,035	0.09	45,304	1.46

Other discrete tax items, net	—	—	(6,474)	(0.21)
Adjusted income from continuing operations attributable to OM Group, Inc. common stockholders	$47,404	$1.48	$97,601	$3.15

Weighted average shares outstanding - diluted		32,012		30,993

In order to assist readers of our financial statements in understanding the operating results that the Company's management uses to evaluate the business, we are providing adjusted income from continuing operations attributable to OM Group, Inc. common stockholders and adjusted earnings per common share attributable to OM Group, Inc. common stockholders - assuming dilution, both of which are non-U.S. GAAP financial measures. The Company's management believes that these are important metrics in evaluating the performance of the Company's business, providing a baseline for evaluating and comparing our operating results and isolating the impact of certain items on our results. The table above presents a reconciliation of the Company's U.S. GAAP income from continuing operations attributable to OM Group, Inc. common stockholders - as reported to adjusted income from continuing operations attributable to OM Group, Inc. common stockholders and earnings per common share attributable to OM Group, Inc. common stockholders - assuming dilution - as reported to adjusted earnings per common share attributable to OM Group, Inc. common stockholders - assuming dilution. The non-U.S. GAAP financial information set forth in the table above should not be construed as an alternative to reported results determined in accordance with U.S. GAAP.